Exhibit 99.1

BMO Capital Markets 2009 North American Real Estate Conference September 9-11, 2009 www.inlandrealestate.com NYSE: IRC

FORWARD-LOOKING STATEMENTS These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Report on Form 10-Q for the period ended June 30, 2009, under the heading Risk Factors. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

IRC SNAPSHOT PROFILE Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 Targets stable, demographically-strong Midwest markets Over 80% of assets located in high density infill locations in Chicago and Minneapolis MSAs 140 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 Over 14 million square feet of leasable space under management in 14 states1 $1.8 billion in assets1 Total capitalization of $1.6 billion as of 6/30/09 Source: Company filings. Data current as of 6/30/09 (1) Includes six non-retail properties and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IREX JV properties; $1.8B in assets based on full purchase price acquisition value.

INVESTMENT HIGHLIGHTS Source: Company and company filings as of 6/30/09 Experienced leadership team Attractive demographics in stable Midwest markets with high barriers to entry Diverse tenant base with strong national retail anchors 74% of total portfolio annual base rent from national retailers No single tenant accounts for more than 6.5% of annual base rent on total portfolio Defensive portfolio: grocer/drug/discount-anchored centers comprise 64% of total retail GLA Strong leasing activity supports solid occupancy rate Leased 425,176 sq. ft. in 2Q09, representing increases of 54% over prior quarter and 27% over 2Q08 Total portfolio was 92.9% leased as of June 30, 2009 Well-staggered lease expirations Critical mass of assets in core markets enables management efficiencies / leasing flexibility Joint ventures build long-term value Focus on a strong balance sheet: Equity raise produced net proceeds of $106.4 million Dividend reduced to 100% of REIT taxable income Proactively addressing upcoming debt maturities

EXPERIENCED LEADERSHIP TEAM

LEADERSHIP TEAM AVERAGES OVER 20 YEARS REAL ESTATE EXPERIENCE

Senior Leadership	*Inland Tenure*	*Background / Experience*
Thomas D'Arcy Non-executive chairman	4 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience)	Currently a principal in private firm Bayside Realty Partners; formerly CEO of a publicly traded, Midwest-focused shopping center REIT
Mark Zalatoris President & CEO	24 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Chief Financial Officer	5 yrs. (15 yrs. at Great Lakes REIT)	Deep public company reporting experience; former Great Lakes REIT SVP – Financial Reporting
Scott Carr President, Inland Commercial Property Management Inc.	21 Yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Vice President, Transactions	21 Yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions

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Inland Real Estate Corporation

STRONG MARKET DEMOGRAPHICS IRC data source: Claritas 3-mile data as of Jan. 2009. IRC stats are a straight average of Claritas’ three-mile data for all stabilized IRC retail properties. Peer data source: Green Street Advisors, “Strip Center REITs: August ‘09 Update” (individual company profiles are published by Green Street once per year). IRC’s centers are supported by strong demographics and high barriers to entry These traits enhance the portfolio’s resiliency in an economic downturn and protect it from new supply MEDIAN 3-MILE INCOME $69.4 $69.0 $67.6 $66.3 $63.5 $62.7 $50.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 FRT IRC WRI KIM REG EQY DDR (In Thousands) AVERAGE 3-MILE POPULATION 167.9 107.7 89.8 87.3 87.2 79.5 72.8 0 20 40 60 80 100 120 140 160 180 FRT KIM IRC WRI REG EQY DDR (In Thousands)

CORE MARKETS (1) Source: Company and CBRE MarketView Second Quarter 2009 reports. Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; include retail properties in unconsolidated JVs at 100 percent. Centers are well located in IRC’s core markets as demonstrated by the portfolio’s occupancy statistics Occupancy is consistently 200 to 300 basis points higher than core MSA averages IRC Midwest locations MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 85 8.7 65.7% Minneapolis MSA 25 2.3 17.3% Other Markets 24 2.2 17.0% Total 134 13.2 100.0% IRC Market Summary @ 6/30/09 (Total Portfolio) MSA IRC Portfolio Occupancy (1) CBRE MSA Average Occupancy (1) Chicago MSA 91.4% 88.4% Minneapolis MSA 95.2% 92.1% Total Portfolio Occupancy @ 6/30/09

DIVERSIFIED TENANT BASE IRC’s portfolio contains a strong and diversified tenant base IRC’s top three grocer tenants are the leading grocers in their respective markets Defensive focus: grocer/drug/discount-anchored centers comprise 64% of total retail GLA Source: Company filings as of 6/30/2009. (1) “Major Tenant Summary” is based on “total portfolio”. (2) Includes TJ Maxx, Marshalls and AJ Wright stores. (3) “Portfolio GLA by Property Type” is based on “total portfolio,” excluding 5 non-retail IREX JV properties. Single-tenant 10% Neighborhood/ Community 52% Power 34% Lifestyle 4% Tenant Name Number of Stores Annual Base Rent % of Annual Base Rent GLA Square Feet % of Total Square Footage SuperValu, Inc. 16 $10,860 6.45% 1,032,112 7.26% Dominick's Finer Foods 9 7,068 4.20% 598,984 4.21% Carmax 2 4,021 2.39% 187,851 1.32% Roundy's 7 4,558 2.71% 435,625 3.07% TJX Companies, Inc . (2) 13 3,699 2.20% 419,292 2.95% PetSmart 11 3,537 2.10% 267,138 1.88% Best Buy 4 2,424 1.44% 183,757 1.29% The Sports Authority 4 2,340 1.39% 175,458 1.23% Office Depot 9 2,276 1.35% 199,188 1.40% The GAP 8 1,912 1.14% 136,420 0.96% Retail Ventures, Inc. (DSW) 4 1,876 1.11% 95,915 0.68% Kroger 4 1,837 1.09% 235,687 1.66% OfficeMax 6 1,801 1.07% 144,596 1.02% Michaels 7 1,719 1.02% 149,908 1.05% Total $49,928 29.66% 4,261,931 29.98% Major Tenant Summary (1) Portfolio GLA by Property Type (3)

OPERATING FUNDAMENTALS Strong leasing activity in 2Q09: 74 leases signed for rental of 425,176 sq. ft. of GLA Sq. ft. leased increased 54% over 1Q09 and 27% over 2Q08 Increased supply / decreased absorption of available retail space impacted 2Q09 rental rate spreads Expiring Average Base Rent (PSF) New Average Base Rent (PSF) TOTAL PORTFOLIO AVERAGE BASE RENT (% CHANGE): RELEASING & RETENANTING 2Q08 2Q09 12.6% Increase 14.9% Increase 2.3% Increase 4.7% Decrease $11.46 $8.85 $12.90 $10.17 Renewals New Leases $11.40 $16.77 $11.66 $15.98 Renewals New Leases

WELL STAGGERED LEASE EXPIRATIONS No more than 11.2% of total portfolio annualized base rent expected to roll in any one year before 20181 Source: Company filings as of June 30, 2009 (1) Based on total portfolio (consolidated and unconsolidated properties at 100 percent). LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1 4.1% 7.5% 10.1% 9.8% 10.8% 11.2% 5.0% 3.0% 7.0% 31.5% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018+

JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Based, Asset Management and Development JV Strategies Retail Focus IRC Knowledge Value-enhancing High Quality Partners ‘Union of Expertise’ Long-term Asset Management Role

ASSET-BASED JOINT VENTURE New York State Teachers’ Retirement System (NYSTRS) JV Formed 2004 to acquire up to $400MM in Midwest retail assets Increase income via fees: property management, leasing, acquisition services Approximately $2.0MM of fee income earned annually $320MM invested in Midwest retail to date Orland Park Place Orland Park, IL

ASSET MANAGEMENT JOINT VENTURE Inland Real Estate Exchange Corporation (IREX) Joint Venture Venture formed 9/06 to explore growth potential of 1031 exchange business “Union of Expertise” IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor IREX provides syndication expertise and access to large broker / dealer network IRC earns fee income; takes long-term asset management role 2007: Achieved 150% of IREX acquisitions goal of $100MM worth of assets 2 single-user retail properties (Best Buy, Rainbow Foods) aggregating 132,700 SF / $17.0MM acquisition value 2 retail centers (Delavan Crossing, Greenfield Commons) aggregating 93,200 SF / $15.6MM acquisition value 5 office properties (FMC Technologies, Apria Healthcare, AT&T call centers) aggregating 756,400 SF / $117.5MM acquisition value 2008: Achieved 180% of annual goal of $100MM worth of assets; pre-funded 2009 pipeline 43,000 SF Fox Run Square neighborhood retail center: $23.2MM 100% closed 18,000 SF University of Phoenix building: $5.6MM 100% closed @ 7/09 840,000 SF Bank of America office buildings (4): $152.6MM 2 offerings: 53% & 44% closed @ 9/2/09

JOINT VENTURE FEE INCOME JOINT VENTURE FEE INCOME GROWTH $2.5 MM $4.3 MM $5.6 MM Total JV fee income compound annual growth rate 50% (2006-2008) JV property management revenue stream continues to grow 1H09 IREX JV property management fee income up 295% vs prior year period Source: Company 2Q09 conference call and filings as of 6/30/09; Property management JV fee income includes leasing commissions. $0.6 MM $1.0 MM $0.5 $0.6 $0.1 $0.4 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 1H 2008 1H 2009 (In Millions) Property Mgmt JV Fee Income IREX JV Other JV Total JV Fee Income IREX JV Other JV $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 2006 2007 2008 $2.3 $1.9 $2.4 (In Millions)

DEVELOPMENT JOINT VENTURES Inland Venture Corporation / Expanded Taxable REIT Subsidiary IRC and successful established developers form a “union of expertise” Developers skilled at sourcing sites, securing big-box anchors IRC contributes financing, leasing, property management expertise to enhance productivity of new developments Programmatic JV structures provide opportunities for future projects with existing partners IRC gains benefits of multiple development talent pools Diversifies risk Leverages unique strengths / geographic expertise of each developer Opportunity to expand portfolio -- add completed assets at pre-negotiated market discount or sell them for a profit Savannah Crossing North Aurora Town Centre Orchard Crossing

Development Partner Size Est. Development Cost North Aurora Town Centre North Aurora, IL North American Real Estate (NARE) 118 acres (includes 6.5 acres sold) 772,000 sq ft / incl. 28 outlots $98,500,000 Savannah Crossing Aurora, IL TMK Development 54 acres (includes 40 acres sold) 265,000 sq ft / incl. 4 outlots $12,400,000 Orchard Crossing Ft. Wayne, IN Pine Tree Institutional Realty 32 acres (includes 12.6 acres sold) 258,000 sq ft / incl. 2 outlots $ 24,700,000 The Shops at Lakemoor Lakemoor, IL Tucker Development Corporation 74 Acres 535,000 sq ft / incl. 11 outlots $ 96,300,000 Tuscany Village Clermont, FL Paradise Group 53 Acres 319,000 sq ft / incl. 12 outlots $ 40,300,000 Southshore Shopping Center Boise, ID Pine Tree Institutional Realty 7 Acres 91,000 sq ft $ 13,700,000 Lantern Commons Westfield (Indianapolis), IN Pine Tree Institutional Realty 64 Acres 450,000 sq ft / incl. 7 outlots $ 70,500,000 TOTALS: 402 Acres 2,690,000 sq ft 1 $356,400,000 2 Data current as of 6/30/09. Projected total square footage of developments, i.e., includes non-owned sq ft. Gross costs – net of proceeds from completed land sales; does not include proceeds from anticipated land sales. DEVELOPMENT JOINT VENTURES Inland Venture Corporation / Expanded Taxable REIT Subsidiary (1) (2)

(1) As of 12/31/08; includes sold core properties and IREX JV acquisitions; acquisition value represents full purchase price, including potential earn-outs. (2) Includes properties acquired through unconsolidated joint ventures at 100 percent. ACQUISITION HISTORY 8.72% weighted average cap rate for assets acquired 1995 – 20081 No new acquisitions forecasted for 2009 IRC Acquisition Cap Rate 2008 Acquisitions Goal ($100-$150 MM) PORTFOLIO ACQUISITION HISTORY (1) Acquisitions ($MM) $400 $350 $300 $250 $200 $150 $100 $50 $0 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005(2) 2006(2) 2007(2) 2008(2) 12.0% 11.0% 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% Wtd.Avg.Cap Rate Actual Acquisitions

MAINTAINING A STRONG BALANCE SHEET Steps Management Has Taken to Improve Liquidity (1) Source: Company and company filings, specifically consolidated balance sheet as of 6/30/09. Equity offering: 17.1 million shares @ $6.50 per share; net proceeds of $106.4 MM Enhances liquidity in an uncertain environment Proactively addresses debt maturities through 2012 Pro forma consolidated debt to undepreciated investment properties -- 56% (1) Reduced annual dividend for 2009 to 100% of REIT taxable income Retired 4 consolidated loans maturing in 2009 ($55.6 MM), extended 3 development JV loans to 2011 2009/2010 consolidated debt maturities – expect to retire or refinance 2009: $7.4 MM (1 secured loan) 2010: $312 .8 MM ($172.8 MM secured – 21 loans; $140 MM unsecured term loan) $155 MM bank credit facility – $130 MM available @ 9/2/09, expires 2011 Development projects -- Minimal near term construction funding required as early projects are successfully operating and later projects have been delayed

$312.8 $255.0 CONSOLIDATED DEBT MATURITIES One remaining 2009 maturity – will be retired on October 1 maturity date Currently negotiating early 2010 secured maturities & evaluating financing alternatives for remainder Source: Company filings as of June 30, 2009 and other public disclosures. Secured debt includes principal amortization through maturity. Line of credit balance as of 9/2/09. (1) $140.0 million term loan matures September 2010. (2) Line of credit matures April 2011; 2011 maturities also include $130.0 million of convertible notes at first put date in November 2011. ($ in millions) $7.4 $172.8 $100.0 $66.7 $0.0 $54.4 $11.6 $140.0 $130.0 $25.0 $0 $50 $100 $150 $200 $250 $300 $350 2009 2010 (1) 2011 (2) 2012 2013 2014 Thereafter Line of Credit Convertible Notes Term Loan Secured Debt

Extension of JV debt maturities provides flexibility until market conditions improve Development JV debt balance reduced by $20.0 MM in conjunction with recent refinancing UNCONSOLIDATED DEBT MATURITIES Source: Company and company filings as of June 30, 2009. Development JV debt information current as of September 2, 2009. (1) Development JV debt represents IRC’s share of debt on five development projects with three developer partners. (2) NYSTRS JV debt represents IRC’s 50% share of secured debt on fourteen retail properties. Does not include IREX JV debt as the Company expects to sell 100% of interests in IREX properties to third-party investors. ($ in millions) $101.5 $0 $9.0 $5.9 $28.4 $23.7 $17.4 $46.4 $11.0 $3.1 $73.1 $0 $20 $40 $60 $80 $100 $120 2009 2010 2011 2012 2013 2014 2015 Development JV Debt (1) NYSTRS JV Debt (2)

SUMMARY Source: Based on 2Q09 results as reported by SNL. This peer group includes: AKR, BFS, CDR, DDR, EQY, FRT, KIM, KRG, REG, RPT, WRI IRC is well positioned to weather the current economic downturn Consolidated debt to gross properties is 56% vs. peer average of 63% (1) Necessity and value-based retail in high barrier to entry markets should outperform other retail real estate IRC is aggressively re-leasing and managing its existing portfolio Developments are flexible and have the potential to add growth Senior management team has experience successfully managing through economic downturns Independent board members include two well-respected former CEOs of public shopping center companies IRC is executing a capital plan that will further strengthen its balance sheet (1)